U. S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   May 24, 1999



                           QUEST PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                       33-18099-NY and 33-23169-NY        11-2873662
(State or other jurisdiction           (Commission              (IRS Employer
of incorporation)                      File Number)          Identification No.)



                 6900 Jericho Turnpike, Syosset, New York 11791
               (Address of principal executive office) (Zip Code)



Registrant's telephone number, including area code   (516) 364-3500



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



(a) On May 24, 1999, the Registrant accepted the resignation of the accounting firm of Raich Ende Malter Lerner & Co. as independent auditors. During the periods that Reich et al served as independent auditors, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure or any reportable events.



(b) On June 22, 1999, the Registrant re-engaged the accounting firm of Raich Ende Malter Lerner & Co. as independent auditors.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 28, 1999


                                        QUEST PRODUCTS CORPORATION



                                        /s/: HERBERT M. REICHLIN
                                        --------------------------------------
                                        Herbert M. Reichlin
                                        President and Chief Operating Officer